EXHIBIT 32.1

Certification of the Chief Executive Officer pursuant to 18 U.S.C. 1350 (Section 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Levi Mochkin, President and Chief Executive Officer of Avenue Group, Inc. (the "Company"), certify, that to the best of my knowledge, based upon a review of the quarterly report on Form 10-QSB for the period ended September 30, 2005 of the Company (the "Report"):

1. the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 21, 2005

/s/ Levi Mochkin

Levi Mochkin
President and Chief Executive Officer